UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2023 (December 5, 2023)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
None
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Bonus payment to Carl Grimstad
Following approval by the board of directors, on December 5, 2023, Waitr Holdings Inc. (“Company”) agreed to pay a bonus to Mr. Grimstad in the amount of $250,000. In the event Mr. Grimstad terminates his employment, other than for good reason (as defined in Mr. Grimstad’s employment agreement), or is terminated by the Company for misconduct (as defined in Mr. Grimstad’s employment agreement), in either case prior to January 31, 2024, Mr. Grimstad is required to repay the Company an amount of cash equal to the after-tax amount of the bonus actually paid to Mr. Grimstad. Additionally, this bonus amount shall be credited against any final retention compensation that the Company agreed to pay Mr. Grimstad pursuant to the January 31, 2023 retention bonus agreement.
The foregoing description of this bonus agreement does not purport to be complete and is qualified in its entirety by the full text of such bonus agreement to be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending December 31, 2023.
Bonus payments to Thomas Pritchard and Armen Yeghyazarians
Following approval by the board of directors, on December 5, 2023, the Company agreed to pay a bonus to each of Mr. Pritchard and Mr. Yeghyazarians in the amount of $75,000 and $25,000, respectively. In the event that either executive officer terminates his at-will employment agreement for any reason, other than the Company’s failure to timely pay salary, or the Company terminates such employment for such executive officer’s willful misconduct, gross negligence, failure to perform required duties or due to a felony conviction, in either case prior to January 31, 2024, the respective executive officer is required to repay the Company an amount of cash equal to the after-tax amount of the bonus actually paid to such executive officer. Additionally, the bonus amounts paid to each executive officer shall be credited against any final retention compensation that the Company agreed to pay pursuant to their respective January 31, 2023 retention bonus agreements.
The foregoing description of these bonus agreements does not purport to be complete and is qualified in its entirety by the full text of such bonus agreements to be filed as exhibits to the Company’s Form 10-K for the fiscal year ending December 31, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: December 7, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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